U.S. Securities and Exchange Commission Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 29, 2003


                             RENTECH, INC.

          (Exact name of registrant as specified in its charter)

Colorado                         0-19260             84-0957421
(State of incorporation)   (Commission File Number)  (IRS Employer
                                                     Identification No.)

1331 17th Street, Suite 720, Denver, Colorado        80202
(Address of principal executive offices)             Zip Code)

                           (303) 298-8008

(Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)


Item 12.  Results of Operations and Financial Condition.

     On December 29, 2003, the Registrant issued a press release announcing the Registrant's financial results for the fiscal year ended September 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.

                         By:  /s/ Geoffrey S. Flagg
                             -------------------------------------
                             Geoffrey S. Flagg
                             Chief Financial Officer

Date:  January 6, 2004